EXHIBIT 99.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER


                           CERTIFICATION PURSUANT TO


                            18 U.S.C. SECTION 1350,


                            AS ADOPTED PURSUANT TO


                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report of Automatic Data Processing, Inc. (the "Company") on Form 10-K for the fiscal year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur F. Weinbach, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Arthur F. Weinbach
----------------------
Arthur F. Weinbach
Chief Executive Officer
September 16, 2002

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